Exhibit 10.3

AMENDMENT AGREEMENT

This Amendment Agreement (this “Agreement”), dated as of October 7, 2024, is by and among Wrap Technologies, Inc., a Delaware corporation (the “Company”), and each investor listed on the signature page attached hereto (collectively, the “Investors”).

WITNESSETH

WHEREAS, the Company and the Investors are party to that certain Securities Purchase Agreement, dated as of June 29, 2023 (the “Purchase Agreement”), pursuant to which the Company issued to the Investors shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), the terms of which are set forth in the Certificate of Designations (as amended, the “Certificate of Designations”), and warrants (the “Warrant,” and, together with the Purchase Agreement and the Certificate of Designations, the “Transaction Documents”) to purchase shares of the Company’s common stock, par value $0.0001 per share;

WHEREAS, pursuant to Section 30(b) of the Certificate of Designations, the Certificate of Designations or any provision thereof may be amended by written consent without a meeting in accordance with the DGCL, of the Required Holders (as defined in the Certificate of Designations), voting separately as a single class, provided, that such holders include Iroquois Master Fund Ltd.;

WHEREAS, the undersigned constitute the Required Holders pursuant to the Certificate of Designations; and

WHEREAS, the Company and the Investors desire to amend certain provisions of the Certificate of Designations.

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the parties hereto, intending legally to be bound, hereby agree as follows:

1.	Definitions. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings given such terms in the Certificate of Designations.

2.

Amendment to the Certificate of Designations. The parties hereto hereby agree to amend the rights of the Preferred Stock as set forth in the Amendment to the Certificate of Designations attached as Exhibit A hereto (the “Amendment”). Upon the effectiveness of this Agreement, the Company shall promptly file the Amendment and provide a copy thereof to each Investor promptly after such filing.

3.

Counterparts; Facsimile Execution. This Agreement may be executed in one or more counterparts (including by electronic mail, in PDF or by DocuSign or similar electronic signature), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

4.

Governing Law. THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW SET FORTH IN SECTION 9(A) OF THE PURCHASE AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

5.	Terms and Conditions of the Transaction Documents. Except as modified and amended herein, all of the terms and conditions of the Transaction Documents shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of the date first above written.

Company:

WRAP TECHNOLOGIES, INC.

By:
Name:	Scot Cohen
Title:	Chief Executive Officer

[Company Signature Page to Agreement and Amendment]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of the date first above written.

Investors:

By:
Name of signatory:
Title:

[Investor Signature Page to Agreement and Amendment]

Exhibit A

Form Amendment to the Certificate of Designations
of Series A Convertible Preferred Stock